UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21485

Cohen & Steers Infrastructure Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Tina M. Payne Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2014

Item 1. Reports to Stockholders.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2014. The net asset value (NAV) at that date was $27.69 per common share. The Fund's common stock is traded on the New York Stock Exchange (NYSE) and its share price can differ from its NAV; at period end, the Fund's closing price on the NYSE was $24.49.

The total returns, including income, for the Fund and its comparative benchmarks were:

Six Months Ended June 30, 2014
Cohen & Steers Infrastructure Fund at NAV[a]	21.95%
Cohen & Steers Infrastructure Fund at Market Value[a]	22.68%
UBS Global 50/50 Infrastructure & Utilities Index—net[b]	14.38%
Blended benchmark—80% UBS Global 50/50 Infrastructure & Utilities Index—net /20% BofA Merrill Lynch Fixed Rate Preferred Securities Index[b]	13.94%
S&P 500 Index[b]	7.14%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

The Fund implements fair value pricing when the daily change in a specific U.S. market index exceeds a predetermined percentage. Fair value pricing adjusts the valuation of certain non-U.S. equity holdings to account for such index change following the close of foreign markets. This standard practice has been adopted by a majority of the fund industry. In the event fair value pricing is implemented on a  As a closed-end investment company, the price of the Fund's NYSE-traded shares will be set by market forces and at times may deviate from the NAV per share of the Fund.

b  The UBS Global 50/50 Infrastructure & Utilities Index-net tracks the performance of global infrastructure-related securities, split evenly between utilities and infrastructure and is net of dividend withholding taxes. The BofA Merrill Lynch Fixed-Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar denominated preferred securities issued in the U.S. market. The Standard and Poor's 500 Composite Stock Index (S&P 500 Index) is an unmanaged index of 500 large capitalization, publicly traded stocks representing a variety of industries that is frequently used as a general measure of stock market performance.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

the first and/or last day of a performance measurement period, the Fund's return may diverge from the relative performance of its benchmark, which does not use fair value pricing.

The Fund makes regular quarterly distributions at a level rate (the Policy). Distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. As a result of the Policy, the Fund may pay distributions in excess of the Fund's investment company taxable income and realized gains. This excess would be a "return of capital" distributed from the Fund's assets. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Investment Review

Equity markets advanced in the six months ended June 30, 2014 amid signs that the global economic recovery was taking hold in most regions. In January, the Federal Reserve (the Fed) began to trim its bond-buying program—quantitative easing—by $10 billion a month. Markets were somewhat skittish at first as investors waited to see what impact the Fed's actions would have on interest rates. Contrary to expectations, the yield on 10-year Treasuries declined from 3.0% at the beginning of the period to 2.5% by the end of June, with some modest volatility in between.

North America and Europe showed steady gains for most of the period, and after a slow first quarter, so did Japan and China. Global merger and acquisition activity exceeded $1.7 trillion for the six months, and included notable infrastructure transactions.

Global Infrastructure Outpaced the Broader Markets

Against this largely positive backdrop, investors remained upbeat and most indexes advanced, with global listed infrastructure outperforming the broader markets. The UBS Global 50/50 Infrastructure & Utilities Index had a total return of 14.4% in the period, which compared favorably with the MSCI World Index (6.2%) and the S&P 500 Index (7.1%).

The pipelines subsector (22.3% total returnc) led the index, benefiting from strong cash-flow growth amid solid fundamentals and an enhanced growth outlook. The Williams Cos. was the biggest contributor; it rose on news that it will expand its ownership of Access Midstream Partners, which will increase its presence in some of the fastest-growing shale formations in the United States. Most companies in the water subsector (21.8%) are domiciled in Europe, and their stock prices rose in tandem with the region's economic prospects.

In this period of sustained low interest rates, electric utilities' (15.6%) high income and moderately improving fundamental outlook attracted investors. Japanese utilities were an exception; they declined when it became clear that the nuclear plants shuttered after Fukushima would not restart this summer.

c  Sector returns are in local currencies as measured by the UBS Global 50/50 Infrastructure & Utilities Index.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

In news, Exelon Corp., the largest U.S. nuclear operator, agreed to buy Pepco Holdings Inc., a Washington D.C.-area utility, for $6.8 billion.

Low interest rates also drew investors to the gas distribution (14.6%) and communications (11.0%) subsectors. Gas distribution companies were valued for their strong cash-flow-growth outlook, while the relatively highly leveraged communications companies strengthened as the period progressed and rates remained low.

Transportation Subsectors Were Mixed

Results within the economically sensitive transportation subsectors were mixed. Toll roads (18.3%) were lifted by greater economic activity in Europe, which translated into more freight traffic and higher passenger volumes for its European components. Airports (10.7%), on the other hand, slowed in the second quarter as the outlook for some major European airlines grew more challenging. Most companies in the railways subsector (5.3%) are domiciled in Japan and moved down with Japanese indexes in the first quarter before rebounding amid strong passenger volume and confidence that the government would help finance Central Japan Railway's maglev train development.

Preferreds Benefited From Declining Bond Yields

Preferred securities had strong returns in an environment of declining bond yields and tightening credit spreads. Between January and June, the 10-year Treasury yield declined from 3.0% to 2.5% and sovereign yields in Europe reached record lows, providing a global tailwind to financial assets with perceived sensitivity to interest rates. This reflected, among other things, first-quarter economic weakness in the U.S. due in part to a harsh winter, a generally benign global inflation outlook, rising geopolitical tensions and aggressive monetary policy measures by the European Central Bank.

Exchange-traded retail preferreds, which have much higher sensitivity to interest-rate risk (duration) than institutional over-the-counter (OTC) issues, gained back some of the ground they lost in 2013 amid rising interest rates and tax-loss-related selling. In addition, the exchange-listed market benefited from flows into exchange-traded funds (ETFs) amid a more favorable sentiment toward fixed income assets.

Fund Performance

The Fund advanced and outperformed its benchmark in the six-month period on a NAV and market value basis. Our stock selection and overweight in the pipelines subsector were the biggest contributors to relative performance, particularly our out-of-index allocation to midstream companies structured as master limited partnerships. The Fund's beneficial stock selection in electric utilities offset the drag from our overall underweight position. Stock selection in gas distribution also helped.

Factors that detracted from relative return included stock selection in the water, communications and airport subsectors. We were underweight several companies in the water subsector because we believed them to be richly valued. We were also overweight a German airport operator that slumped when Lufthansa issued a profit warning.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Impact of Leverage on Fund Performance

The Fund employs leverage as part of a yield-enhancement strategy. Leverage, which can increase total return in rising markets (just as it can have the opposite effect in declining markets), significantly contributed to the Fund's performance during the six-month period ended June 30, 2014 compared with its blended benchmark, which is not leveraged.

Investment Outlook

Our outlook for global infrastructure securities is constructive. As we enter the third quarter, economic reports remain generally positive; we believe momentum has built up for self-sustaining growth. In our view the demand for infrastructure will parallel this improvement and fulfill investor demand for tangible assets with more-predictable revenues and comparatively high yields. The need for substantial global infrastructure spending is urgent, and with many governments facing budget constraints in the wake of the global recession, private capital is poised to assume a larger role.

The pipeline subsector remains attractive to us, especially given greater North American energy production and cost competitiveness within global markets. We are seeing a ramp-up in U.S. industrial demand for energy commodities, particularly in the chemicals industry, as shale-sourced ethane, propane and natural gas are now the low-cost feedstock for energy-intensive industrial and petrochemical processes. Overall, we believe these trends will lead to more demand for midstream energy infrastructure. Within the communications subsector, we have become more constructive on towers' attractive valuations and strong secular growth trends.

We also believe the supportive government policies in Europe, including the European Central Bank's aggressive monetary stimulus announced in June, will help spur the region's recovery. Toll road operators are the best way to access this opportunity, in our view, given their attractive valuations and leverage to rising economic activity. European integrated utilities have successfully executed a fundamental restructuring, selling non-core assets and using the proceeds to pay down debt—but on the whole, we find European utilities richly valued and vulnerable to higher interest rates.

There are good opportunities among infrastructure companies in select emerging markets, in our view, although we have reduced our allocations in countries with weakening regulatory and economic environments, such as Brazil.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Sincerely,

  ROBERT H. STEERS

  Chairman

ROBERT S. BECKER	BEN MORTON
Portfolio Manager	Portfolio Manager

WILLIAM F. SCAPELL	ELAINE ZAHARIS-NIKAS
Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of publication. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds invests in major real asset categories focused on global listed real estate, commodities, global listed infrastructure & MLPs, as well as preferred securities and large cap value equities.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Our Leverage Strategy
(Unaudited)

Our current leverage strategy utilizes borrowings up to the maximum permitted by the Investment Company Act of 1940 to provide additional capital for the Fund, with an objective of increasing the net income available for shareholders. As of June 30, 2014, leverage represented 26% of the Fund's managed assets.

Through a combination of variable and fixed rate financing, the Fund has locked in interest rates on a significant portion of this additional capital for periods of five, six and seven years (where we effectively reduce our variable rate obligation and lock in our fixed rate obligation over various terms). Locking in a significant portion of our leveraging costs is designed to protect the dividend-paying ability of the Fund. The use of leverage increases the volatility of the Fund's net asset value in both up and down markets. However, we believe that locking in portions of the Fund's leveraging costs for the various terms partially protects the Fund's expenses from an increase in short-term interest rates.

Leverage Factsa,b

Leverage (as a % of managed assets)	26%
% Fixed Rate	85%
% Variable Rate	15%
Weighted Average Rate on Financing	1.9%
Weighted Average Term on Financing	4.0 years

The Fund seeks to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The net asset value of the Fund's common shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the common shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, the common shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for common shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to common shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

a  Data as of June 30, 2014. Information is subject to change.

b  See Note 6 in Notes to Financial Statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

June 30, 2014

Top Ten Holdingsa
(Unaudited)

Security	Value	% of Managed Assets
American Tower Corp.	$157,761,394	4.9
Crown Castle International Corp.	135,306,176	4.2
Vinci SA	126,169,288	3.9
Central Japan Railway Co.	75,955,037	2.4
NextEra Energy	74,796,053	2.3
Dominion Resources VA	72,054,254	2.2
Enel S.p.A.	66,076,433	2.1
Enbridge	64,817,313	2.0
Ferrovial SA	64,774,588	2.0
Transurban Group	64,406,533	2.0

a  Top ten holdings are determined on the basis of the value of individual securities held. The Fund may also hold positions in other types of securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Country Breakdown

(Based on Managed Assets)
(Unaudited)

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2014 (Unaudited)

		Number of Shares	Value
COMMON STOCK	112.8%
AUSTRALIA	3.7%
MARINE PORTS	0.7%
Asciano Ltd.		3,048,730	$16,185,118
TOLL ROADS	3.0%
Macquarie Atlas Roads Group		2,489,900	7,677,471
Transurban Group[a]		9,242,660	64,406,533
			72,084,004
TOTAL AUSTRALIA			88,269,122
AUSTRIA	0.5%
AIRPORTS
Flughafen Wien AG		133,926	12,470,174
BRAZIL	0.3%
ELECTRIC—INTEGRATED ELECTRIC
Light SA		704,047	6,869,995
CANADA	5.0%
ELECTRIC—INTEGRATED ELECTRIC	0.3%
TransAlta Renewables		531,500	5,817,834
MARINE PORTS	0.4%
Westshore Terminals Investment Corp.		325,021	9,932,932
PIPELINES—C-CORP	4.3%
AltaGas Ltd.		280,920	12,921,188
Enbridge[a]		1,366,054	64,817,313
Inter Pipeline Ltd.		435,000	13,501,898
TransCanada Corp.[a]		232,864	11,114,534
			102,354,933
TOTAL CANADA			118,105,699
CHILE	0.3%
WATER
Aguas Andinas SA, Class A		12,000,000	7,568,475
CHINA	0.4%
TOLL ROADS
Jiangsu Expressway Co., Ltd., Class H (HKD)		6,994,000	8,320,175
FRANCE	11.0%
COMMUNICATIONS—SATELLITES	1.1%
Eutelsat Communications[a]		717,071	24,915,345

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2014 (Unaudited)

		Number of Shares	Value
ELECTRIC—INTEGRATED ELECTRIC	2.4%
GDF Suez[a]		2,096,872	$57,726,430
TOLL ROADS	7.0%
Groupe Eurotunnel SA		2,976,547	40,256,545
Vinci SAa		1,687,572	126,169,288
			166,425,833
WATER	0.5%
Suez Environnement SA		621,982	11,906,488
TOTAL FRANCE			260,974,096
GERMANY	2.4%
AIRPORTS	1.0%
Fraport AG		330,245	23,333,756
ELECTRIC—INTEGRATED ELECTRIC	1.4%
E.ON AGa		1,584,199	32,712,202
Total Germany			56,045,958
HONG KONG	2.3%
ELECTRIC—REGULATED ELECTRIC	1.0%
Power Assets Holdings Ltd.[a]		2,846,500	24,937,726
GAS DISTRIBUTION	0.9%
Hong Kong and China Gas Co., Ltd.		9,412,700	20,621,858
MARINE PORTS	0.4%
China Merchants Holdings International Co., Ltd.		3,156,000	9,833,995
TOTAL HONG KONG			55,393,579
ITALY	5.6%
COMMUNICATIONS—TOWERS	0.4%
Ei Towers S.p.A.[b]		168,259	9,100,685
ELECTRIC—INTEGRATED ELECTRIC	2.8%
Enel S.p.A.[a]		11,343,587	66,076,433
GAS DISTRIBUTION	0.5%
Snam S.p.A.[a]		2,093,970	12,616,004
TOLL ROADS	1.9%
Atlantia S.p.A.[a]		1,605,932	45,783,246
TOTAL ITALY			133,576,368
JAPAN	7.5%
ELECTRIC—INTEGRATED ELECTRIC	0.2%
Chubu Electric Power Co.[b]		388,400	4,826,964

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2014 (Unaudited)

		Number of Shares	Value
GAS DISTRIBUTION	0.8%
Osaka Gas Co., Ltd.		4,649,000	$19,549,617
RAILWAYS	6.5%
Central Japan Railway Co.[a]		532,500	75,955,037
East Japan Railway Co.[a]		613,200	48,296,953
West Japan Railway Co.[a]		670,700	29,527,881
			153,779,871
TOTAL JAPAN			178,156,452
LUXEMBOURG	2.0%
COMMUNICATIONS—SATELLITES
SES SAa		1,211,441	45,949,494
MEXICO	0.9%
AIRPORTS
Grupo Aeroportuario del Pacifico SAB de CV, B Shares		1,016,300	6,882,654
Grupo Aeroportuario del Pacifico SAB de CV, ADR		214,356	14,494,753
TOTAL MEXICO			21,377,407
NEW ZEALAND	0.8%
AIRPORTS
Auckland International Airport Ltd.		5,793,369	19,782,302
PORTUGAL	1.2%
ELECTRIC—INTEGRATED ELECTRIC
Energias de Portugal SA		5,419,930	27,192,419
SPAIN	5.6%
ELECTRIC—REGULATED ELECTRIC	1.1%
Red Electrica Corp. SA		273,102	24,980,438
TOLL ROADS	4.5%
Abertis Infraestructuras SAa		1,864,601	42,906,504
Ferrovial SA		2,908,385	64,774,588
			107,681,092
TOTAL SPAIN			132,661,530
SWITZERLAND	1.3%
AIRPORTS
Flughafen Zuerich AG		50,665	31,137,151

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2014 (Unaudited)

		Number of Shares	Value
UNITED KINGDOM	6.5%
COMMUNICATIONS—SATELLITES	1.5%
Inmarsat PLC[a]		2,699,100	$34,528,813
ELECTRIC	3.7%
INTEGRATED ELECTRIC	1.1%
Abengoa Yield PLC (USD)[b]		225,531	8,529,582
Infinis Energy PLC[b]		1,426,719	5,613,438
SSE PLC[a]		479,327	12,854,417
			26,997,437
REGULATED ELECTRIC	2.6%
National Grid PLC[a]		4,279,335	61,518,686
TOTAL ELECTRIC			88,516,123
PIPELINES—MLP—PIPELINES	0.5%
Seadrill Partners LLC (USD)		364,483	12,086,256
WATER	0.8%
Pennon Group PLC		1,475,533	19,823,031
TOTAL UNITED KINGDOM			154,954,223
UNITED STATES	55.5%
COMMUNICATIONS	15.5%
TELECOMMUNICATIONS	0.5%
AT&Ta,c		342,100	12,096,656
TOWERS	15.0%
American Tower Corp.[a,c]		1,753,294	157,761,394
Crown Castle International Corp.[a,c]		1,822,060	135,306,176
SBA Communications Corp., Class Aa,b,c		620,123	63,438,583
			356,506,153
TOTAL COMMUNICATIONS			368,602,809
ELECTRIC	18.3%
INTEGRATED ELECTRIC	9.3%
Dominion Resources VAa,c		1,007,470	72,054,254
Exelon Corp.[a,c]		1,388,286	50,644,673
NextEra Energy[a,c]		729,860	74,796,053
NextEra Energy Partners LPb		152,793	5,120,094
Pattern Energy Group		135,380	4,482,432
PPL Corp.		370,972	13,180,635
			220,278,141

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2014 (Unaudited)

		Number of Shares	Value
REGULATED ELECTRIC	9.0%
Alliant Energy Corp.		434,463	$26,441,418
CenterPoint Energy[a,c]		980,833	25,050,475
CMS Energy Corp.[a,c]		1,320,931	41,147,001
DTE Energy Co.[a,c]		526,340	40,986,096
Duke Energy Corp.[a,c]		294,439	21,844,429
PG&E Corp.[a,c]		663,579	31,865,063
Southern Co. (The)[a,c]		563,629	25,577,484
			212,911,966
TOTAL ELECTRIC			433,190,107
GAS DISTRIBUTION	2.9%
Atmos Energy Corp.		256,218	13,682,041
Sempra Energy[a,c]		527,000	55,182,170
			68,864,211
PIPELINES	16.9%
PIPELINES—C-CORP	4.1%
Plains GP Holdings LP, Class A		896,700	28,685,433
SemGroup Corp., Class Aa,c		282,864	22,303,826
Williams Cos. (The)[a,c]		792,433	46,127,525
			97,116,784
PIPELINES—MLP	12.4%
Access Midstream Partners LP		183,705	11,674,453
Enable Midstream Partners LPb		231,846	6,072,047
Energy Transfer Equity LP		391,560	23,078,546
Enterprise Products Partners LP		169,540	13,273,287
EQT Midstream Partners LP		431,263	41,720,383
Golar LNG Partners LP (Marshall Islands)		363,176	13,383,036
MarkWest Energy Partners LP		528,350	37,819,293
MPLX LP		339,480	21,896,460
NGL Energy Partners LP		745,000	32,288,300
Oiltanking Partners LP		280,589	26,496,019
Rose Rock Midstream LP		336,714	18,398,053
Summit Midstream Partners LP		186,865	9,502,085
Tallgrass Energy Partners LP		394,800	15,318,240

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2014 (Unaudited)

		Number of Shares	Value
USA Compression Partners LP		484,300	$12,436,824
Valero Energy Partners LP		222,027	11,170,178
			294,527,204
PIPELINES—OTHER	0.4%
CorEnergy Infrastructure Trust[a,c]		1,265,267	9,375,628
TOTAL PIPELINES			401,019,616
SHIPPING	1.9%
Dynagas LNG Partners LP (Marshall Island)		500,800	12,144,400
GasLog Ltd. (Bermuda)		85	2,711
Teekay Corp. (Marshall Islands)		534,532	33,274,617
			45,421,728
TOTAL UNITED STATES			1,317,098,471
TOTAL COMMON STOCK (Identified cost—$1,850,732,388)			2,675,903,090
PREFERRED SECURITIES—$25 PAR VALUE	6.3%
HONG KONG	0.5%
TRANSPORT—MARINE
Seaspan Corp., 6.375%, due 4/30/19 (USD)		102,475	2,618,236
Seaspan Corp., 9.50%, Series C (USD)[a]		335,776	9,300,995
			11,919,231
MARSHALL ISLANDS	0.2%
TRANSPORT—MARINE
Teekay Offshore Partners LP, 7.25%, Series A (USD)		200,000	5,242,000
NETHERLANDS	0.5%
INSURANCE—MULTI-LINE—FOREIGN
ING Groep N.V., 7.375% (USD)[a,c]		450,000	11,628,000
UNITED KINGDOM	0.7%
BANKS—FOREIGN
Barclays Bank PLC, 8.125%, Series V (USD)[a]		240,000	6,206,400
National Westminster Bank PLC, 7.76%, Series C (USD)[a,c]		284,091	7,463,071
RBS Capital Funding Trust VII, 6.08%, Series G (USD)		160,000	3,856,000
			17,525,471

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2014 (Unaudited)

		Number of Shares	Value
UNITED STATES	4.4%
BANKS	1.4%
AgriBank FCB, 6.875%, ($100 Par Value)[a]		37,000	$3,911,596
CoBank ACB, 6.25%, 144A ($100 Par Value)[a,d]		52,500	5,464,924
Countrywide Capital IV, 6.75%, due 4/1/33[a,c]		241,288	6,162,496
Countrywide Capital V, 7.00%, due 11/1/36[a]		250,000	6,500,000
Huntington Bancshares, 8.50%, Series A ($1,000 Par Value)(Convertible)[a]		3,000	3,997,410
Regions Financial Corp., 6.375%, Series B		207,410	5,338,733
Zions Bancorp, 7.90%, Series Fa		79,006	2,219,279
			33,594,438
ELECTRIC—INTEGRATED	0.4%
Integrys Energy Group, 6.00%, due 8/1/73[a]		237,338	6,244,363
NextEra Energy Capital Holdings, 5.70%, due 3/1/72, Series G		123,856	2,998,554
			9,242,917
FINANCE	0.6%
Goldman Sachs Group, 5.95%, Series I		150,000	3,685,500
Goldman Sachs Group, 6.375%, Series K		150,000	3,948,000
Morgan Stanley, 6.875%		210,732	5,725,588
			13,359,088
INDUSTRIALS—CHEMICALS	0.3%
CHS, 7.10%, Series II		220,000	5,975,200
INSURANCE	0.6%
LIFE/HEALTH INSURANCE	0.2%
Principal Financial Group, 6.518%, Series B (FRN)[a,c]		179,570	4,571,852
MULTI-LINE	0.3%
Hanover Insurance Group/The, 6.35%, due 3/30/53		82,237	2,023,030
Hartford Financial Services Group, 7.875%, due 4/15/42[a]		150,000	4,491,000
			6,514,030
REINSURANCE	0.1%
Reinsurance Group of America, 6.20%, due 9/15/42[a]		128,623	3,529,415
TOTAL INSURANCE			14,615,297

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2014 (Unaudited)

		Number of Shares	Value
INTEGRATED TELECOMMUNICATIONS SERVICES	0.3%
Qwest Corp., 7.375%, due 6/1/51[a,c]		133,136	$3,518,784
United States Cellular Corp., 6.95%, due 5/15/60[a]		109,644	2,794,826
			6,313,610
PIPELINES	0.2%
NuStar Logistics LP, 7.625%, due 1/15/43		188,060	5,062,575
REAL ESTATE	0.6%
DIVERSIFIED	0.4%
Coresite Realty Corp., 7.25%, Series Aa		99,000	2,489,850
Duke Realty Corp., 6.50%, Series Ka,c		100,900	2,518,464
Retail Properties of America, 7.00%[a]		99,400	2,555,574
Saul Centers, 6.875%, Series Ca		79,140	1,998,285
			9,562,173
OFFICE	0.2%
American Realty Capital Properties, 6.70%, Series F		247,888	5,808,016
TOTAL REAL ESTATE			15,370,189
TOTAL UNITED STATES			103,533,314
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$136,939,552)			149,848,016
PREFERRED SECURITIES—CAPITAL SECURITIES	13.6%
AUSTRALIA	0.2%
OIL & GAS EXPLORATION & PRODUCTION
Origin Energy Finance Ltd., 7.875%, due 6/16/71 (EUR)		3,560,000	5,295,055
BERMUDA	0.3%
INSURANCE—REINSURANCE—FOREIGN
Catlin Insurance Co., 7.249%, 144A (USD)[a,d]		8,000,000	8,300,000
BRAZIL	0.3%
BANKS—FOREIGN
Banco do Brasil SA/Cayman, 9.25%, 144A (USD)[d]		6,780,000	6,720,675
FRANCE	1.4%
BANKS—FOREIGN	0.8%
BNP Paribas, 7.195%, 144A (USD)[d,e]		3,000,000	3,495,000
Credit Agricole SA, 7.875%, 144A (USD)[d]		4,766,000	5,212,812

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2014 (Unaudited)

		Number of Shares	Value
Credit Agricole SA, 8.125%, due 9/19/33, 144A (USD)[a,d]		3,000,000	$3,422,850
Societe Generale SA, 7.875%, 144A (USD)[d]		5,000,000	5,332,500
			17,463,162
INSURANCE	0.6%
LIFE/HEALTH INSURANCE	0.3%
La Mondiale Vie, 7.625% (USD)		7,250,000	8,129,063
MULTI-LINE—FOREIGN	0.3%
AXA SA, 8.60%, due 12/15/30 (USD)[a]		5,000,000	6,731,250
TOTAL INSURANCE			14,860,313
TOTAL FRANCE			32,323,475
GERMANY	0.6%
BANKS—FOREIGN
Commerzbank AG, 8.125%, due 9/19/23, 144A (USD)[a,d]		5,400,000	6,575,116
Deutsche Bank AG, 7.125% (GBP)		1,600,000	2,750,219
Dresdner Funding Trust I, 8.151%, due 6/30/31, 144A (USD)[a,d]		5,000,000	6,100,000
TOTAL GERMANY			15,425,335
IRELAND	0.1%
BANKS—FOREIGN
Baggot Securities Ltd., 10.24%, 144A (EUR)[d]		2,200,000	3,321,238
ITALY	0.4%
UTILITIES—ELECTRIC UTILITIES
Enel SpA, 8.75%, due 9/24/73, 144A (USD)[a,d]		7,135,000	8,419,300
MEXICO	0.3%
INTEGRATED TELECOMMUNICATIONS SERVICES
America Movil SAB de CV, 6.375%, due 9/6/73, Series B (EUR)		4,000,000	6,238,532
NETHERLANDS	0.5%
BANKS—FOREIGN
Rabobank Nederland, 8.40% (USD)		4,000,000	4,520,000
Rabobank Nederland, 11.00%, 144A (USD)[a,d]		5,120,000	6,887,373
			11,407,373

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2014 (Unaudited)

		Number of Shares	Value
SPAIN	0.5%
BANKS—FOREIGN
Banco Bilbao Vizcaya Argentaria SA, 7.00%		2,800,000	$4,058,332
Banco Bilbao Vizcaya Argentaria SA, 9.00% (USD)		5,200,000	5,843,500
Banco Santander SA, 6.375%, Series REGS (USD)		2,600,000	2,619,500
			12,521,332
SWITZERLAND	0.8%
BANKS—FOREIGN	0.6%
Credit Suisse AG, 6.50%, due 8/8/23, 144A (USD)[d]		2,200,000	2,447,500
Credit Suisse Group AG, 7.50%, 144A (USD)[d]		4,891,000	5,426,076
UBS AG, 7.625%, due 8/17/22 (USD)[a,c]		5,000,000	6,029,780
			13,903,356
INSURANCE—REINSURANCE—FOREIGN	0.2%
Aquarius + Investments PLC, 8.25% (USD)		4,000,000	4,491,760
TOTAL SWITZERLAND			18,395,116
UNITED KINGDOM	2.8%
BANKS—FOREIGN
Barclays Bank PLC, 7.625%, due 11/21/22[a,c]		2,500,000	2,860,000
Barclays Bank PLC, 6.86%, 144A (USD)[a,d]		4,500,000	5,096,250
Barclays PLC, 8.00% (EUR)		2,150,000	3,220,731
Barclays PLC, 8.25% (USD)[a]		5,001,000	5,311,062
Coventry Building Society, 6.375%		1,600,000	2,734,817
HBOS Capital Funding LP, 6.85% (USD)		4,700,000	4,756,988
HSBC Capital Funding LP, 10.176%, 144A (USD)[d]		9,750,000	14,600,625
Lloyds Banking Group PLC, 7.50% (USD)		6,934,000	7,395,111
Nationwide Building Society, 10.25%		6,030,000	13,389,864
Nationwide Building Society, 6.875%, Series EMTN		2,400,000	4,211,070
Royal Bank of Scotland Group PLC, 7.648% (USD)		3,014,000	3,662,010
TOTAL UNITED KINGDOM			67,238,528
UNITED STATES	5.4%
BANKS	1.6%
Farm Credit Bank of Texas, 6.75%, 144Aa,d		35,300	3,703,192
Farm Credit Bank of Texas, 10.00%, Series Ia		7,000	8,494,063
JPMorgan Chase & Co., 7.90%, Series Ia,c		7,220,000	8,104,450

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2014 (Unaudited)

		Number of Shares	Value
JPMorgan Chase & Co., 6.75%, Series Sa		5,000,000	$5,406,250
Wells Fargo & Co., 7.98%, Series Ka,c		10,250,000	11,710,625
			37,418,580
FINANCE—DIVERSIFIED FINANCIAL SERVICES	0.2%
General Electric Capital Corp., 7.125%, Series Aa,c		5,000,000	5,910,195
FOOD	0.3%
Dairy Farmers of America, 7.875%, 144Ad,f		60,000	6,465,000
INSURANCE	1.5%
LIFE/HEALTH INSURANCE	0.7%
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144Aa,c,d		5,500,000	6,861,250
MetLife Capital Trust X, 9.25%, due 4/8/38, 144Aa,c,d		6,500,000	9,262,500
			16,123,750
MULTI-LINE	0.5%
American International Group, 8.175%, due 5/15/68, (FRN)[a]		8,420,000	11,640,650
PROPERTY CASUALTY	0.3%
Liberty Mutual Group, 7.80%, due 3/7/37, 144Aa,d		6,000,000	7,110,000
TOTAL INSURANCE			34,874,400
INTEGRATED TELECOMMUNICATIONS SERVICES	0.5%
Centaur Funding Corp., 9.08%, due 4/21/20, 144A (Cayman)[a,d]		9,989	12,508,101
PIPELINES	0.8%
Enbridge Energy Partners LP, 8.05%, due 10/1/37		8,000,000	9,052,000
Enterprise Products Operating LP, 8.375%, due 8/1/66[a,c]		8,430,000	9,493,411
			18,545,411
UTILITIES—MULTI-UTILITIES	0.5%
Dominion Resources, 7.50%, due 6/30/66, Series Aa,c		6,479,000	7,032,954
PPL Capital Funding, 6.70%, due 3/30/67, Series Aa		4,994,000	5,097,041
			12,129,995
TOTAL UNITED STATES			127,851,682
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$276,452,985)			323,457,641

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2014 (Unaudited)

		Principal Amount	Value
CORPORATE BONDS—UNITED STATES	1.5%
INSURANCE—PROPERTY CASUALTY	0.3%
Liberty Mutual Insurance, 7.697%, due 10/15/97, 144Aa,d		$5,100,000	$5,795,410
INTEGRATED TELECOMMUNICATIONS SERVICES	1.2%
Frontier Communications Corp., 9.00%, due 8/15/31[a,c]		12,450,000	13,477,125
Embarq Corp., 7.995%, due 6/1/36, 7.995%[a]		9,338,000	10,248,455
T-Mobile USA, 6.542%, due 4/28/20, 6.542%[a]		5,041,000	5,463,184
			29,188,764
TOTAL CORPORATE BONDS (Identified cost—$32,016,865)			34,984,174
		Number of Shares
SHORT-TERM INVESTMENTS	0.7%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, 0.00%[g]		16,400,000	16,400,000
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$16,400,000)			16,400,000
TOTAL INVESTMENTS (Identified cost—$2,312,541,790)	134.9%		3,200,592,921
LIABILITIES IN EXCESS OF OTHER ASSETS	(34.9)		(828,215,641)
NET ASSETS (Equivalent to $27.69 per share based on 85,688,398 shares of common stock outstanding)	100.0%		$2,372,377,280

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

Glossary of Portfolio Abbreviations

ADR   American Depositary Receipt

EUR   Euro Currency

FRN   Floating Rate Note

GBP   Great British Pound

HKD   Hong Kong Dollar

MLP   Master Limited Partnership

USD   United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

a  All or a portion of the security is pledged as collateral in connection with the Fund's revolving credit agreement. $1,800,211,627 in aggregate has been pledged as collateral.

b  Non-income producing security.

c  A portion of the security has been rehypothecated in connection with the Fund's revolving credit agreement. $777,216,485 in aggregate has been rehypothecated.

d  Resale is restricted to qualified institutional investors. Aggregate holdings equal 6.3% of the net assets of the Fund, of which 0.3% are illiquid.

e  Fair valued security. This security has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Aggregate fair valued securities represent 0.1% of the net assets of the Fund.

f  Illiquid security. Aggregate holdings equal 0.3% of the net assets of the Fund.

g  Rate quoted represents the seven-day yield of the Fund.

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2014 (Unaudited)

Sector Summary	% of Managed Assets
Electric (Common)	24.0
Pipelines (Common)	16.0
Communications (Common)	15.0
Toll Roads (Common)	12.4
Banks—Foreign (Preferred)	5.1
Railways (Common)	4.8
Gas Distribution (Common)	3.8
Airports (Common)	3.4
Insurance (Preferred)	2.8
Banks (Preferred)	2.2
Shipping (Common)	1.4
Water (Common)	1.2
Other	1.2
Marine Ports (Common)	1.1
Integrated Telecommunications Services (Preferred)	0.9
Integrated Telecommunications Services (Corporate Bonds)	0.7
Pipelines (Preferred)	0.7
Utilities (Preferred)	0.6
Finance (Preferred)	0.6
Transport—Marine (Preferred)	0.5
Real Estate (Preferred)	0.5
Electric—Integrated (Preferred)	0.3
Food (Preferred)	0.2
Industrials (Preferred)	0.2
Insurance (Corporate Bonds)	0.2
Oil & Gas Exploration & Production (Preferred)	0.2
100.0

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2014 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$2,312,541,790)	$3,200,592,921
Cash	16,794,631
Foreign currency, at value (Identified cost—$1,113,472)	1,113,847
Receivable for:
Dividends and interest	12,732,352
Investment securities sold	468,090
Other assets	137,949
Total Assets	3,231,839,790
LIABILITIES:
Payable for:
Revolving credit agreement	850,000,000
Investment securities purchased	4,655,262
Investment management fees	2,221,041
Dividends declared on common shares	1,958,662
Interest expense	174,591
Administration fees	93,356
Directors' fees	4,936
Other liabilities	354,662
Total Liabilities	859,462,510
NET ASSETS	$2,372,377,280
NET ASSETS consist of:
Paid-in capital	$1,482,989,686
Dividends in excess of net investment income	(27,291,053)
Accumulated undistributed net realized gain	28,573,634
Net unrealized appreciation	888,105,013
$2,372,377,280
NET ASSET VALUE PER COMMON SHARE:
($2,372,377,280 ÷ 85,688,398 shares outstanding)	$27.69
MARKET PRICE PER COMMON SHARE	$24.49
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER COMMON SHARE	(11.56)%

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2014 (Unaudited)

Investment Income:
Dividend income (net of $3,547,279 of foreign withholding tax)	$46,643,758
Interest income	10,971,742
Rehypothecation income	85,018
Total Investment Income	57,700,518
Expenses:
Investment management fees	12,711,387
Interest expense	7,901,411
Administration fees	732,549
Custodian fees and expenses	203,513
Reports to shareholders	109,096
Directors' fees and expenses	58,316
Professional fees	58,237
Transfer agent fees and expenses	10,909
Miscellaneous	32,083
Total Expenses	21,817,501
Net Investment Income	35,883,017
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	84,207,705
Foreign currency transactions	468,862
Net realized gain	84,676,567
Net change in unrealized appreciation (depreciation) on:
Investments	307,558,462
Foreign currency translations	4,211
Net change in unrealized appreciation (depreciation)	307,562,673
Net realized and unrealized gain	392,239,240
Net Increase in Net Assets Resulting from Operations	$428,122,257

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2014	For the Year Ended December 31, 2013
Change in Net Assets Applicable to Common Shares:
From Operations:
Net investment income	$35,883,017	$52,803,265
Net realized gain	84,676,567	158,522,551
Net change in unrealized appreciation (depreciation)	307,562,673	156,332,973
Net increase in net assets resulting from operations	428,122,257	367,658,789
Dividends and Distributions to Common Shareholders from:
Net investment income	(63,409,414)	(60,871,899)
Net realized gain	—	(62,825,541)
Total dividends and distributions to common shareholders	(63,409,414)	(123,697,440)
Capital Stock Transactions:
Decrease in net assets from Fund share transactions	—	(5,669,112)
Total increase in net assets applicable to common shares	364,712,843	238,292,237
Net Assets Applicable to Common Shares:
Beginning of period	2,007,664,437	1,769,372,200
End of period[a]	$2,372,377,280	$2,007,664,437

a  Includes dividends in excess of net investment income and accumulated undistributed net investment income of $27,291,053 and $235,344, respectively.

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

STATEMENT OF CASH FLOWS

For the Six Months Ended June 30, 2014 (Unaudited)

Increase in Cash:
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$428,122,257
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(532,859,144)
Net purchases, sales and maturities of short-term investments	(9,900,000)
Net amortization of premium	303,859
Proceeds from sales and maturities of long-term investments	580,596,016
Net increase in dividends and interest receivable and other assets	(1,469,173)
Net increase in interest expense payable, accrued expenses and other liabilities	289,979
Net change in unrealized appreciation on investments	(307,558,462)
Net realized gain on investments	(84,207,705)
Cash provided by operating activities	73,317,627
Cash Flows from Financing Activities:
Distributions paid on common shares	(63,050,726)
Increase in cash	10,266,901
Cash at beginning of period (including foreign currency)	7,641,577
Cash at end of period (including foreign currency)	$17,908,478

Supplemental Disclosure of Cash Flow Information:

During the six months ended June 30, 2014, interest paid was $7,814,233.

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a common share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six	For the Year Ended December 31,
	Months Ended
Per Share Operating Performance:	June 30, 2014	2013	2012	2011	2010	2009
Net asset value per common share, beginning of period	$23.43	$20.58	$17.86	$18.53	$17.39	$13.21
Income (loss) from investment operations:
Net investment income	0.42 [a]	0.61 [a]	0.80	0.91	1.18	0.89
Net realized and unrealized gain (loss)	4.58	3.67 [b]	3.36	(0.14)	1.14	4.31
Total from investment operations	5.00	4.28	4.16	0.77	2.32	5.20
Less dividends and distributions to preferred shareholders from:
Net investment income	—	—	—	—	—	(0.05)
Net realized gain	—	—	—	—	—	(0.01)
Total dividends and distributions to preferred shareholders	—	—	—	—	—	(0.06)
Total from investment operations applicable to common shares	5.00	4.28	4.16	0.77	2.32	5.14
Less dividends and distributions to common shareholders from:
Net investment income	(0.74)	(0.71)	(0.92)	(1.02)	(1.11)	(0.82)
Net realized gain	—	(0.73)	—	—	(0.09)	(0.10)
Tax return of capital	—	—	(0.52)	(0.42)	—	(0.04)
Total dividends and distributions to common shareholders	(0.74)	(1.44)	(1.44)	(1.44)	(1.20)	(0.96)
Anti-dilutive effect from the repurchase of common shares	—	0.01	—	—	0.02	—
Net increase (decrease) in net asset value per common share	4.26	2.85	2.72	(0.67)	1.14	4.18
Net asset value, per common share, end of period	$27.69	$23.43	$20.58	$17.86	$18.53	$17.39
Market value, per common share, end of period	$24.49	$20.60	$18.75	$15.80	$16.42	$15.95
Total net asset value return[c]	21.95%[d]	22.30%	24.65%	4.88%	15.07%	42.04%
Total market value return[c]	22.68%[d]	18.02%	28.37%	4.71%	11.18%	67.09%

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the Six	For the Year Ended December 31,
	Months Ended
Ratios/Supplemental Data:	June 30, 2014	2013	2012	2011	2010	2009
Net assets applicable to common shares, end of period (in millions)	$2,372.4	$2,007.7	$1,769.4	$1,535.2	$1,593.1	$753.5
Ratio of expenses to average daily net assets applicable to common shares (before expense reduction)	2.03%[e]	2.23%	2.07%	2.18%	2.36%	2.75%[f]
Ratio of expenses to average daily net assets applicable to common shares (net of expense reduction)	2.03%[e]	2.23%	2.06%	2.09%	2.19%	2.48%[f]
Ratio of expenses to average daily net assets applicable to common shares (net of expense reduction and excluding interest expense)	1.29%[e]	1.42%	1.44%	1.41%	1.44%	1.92%[f]
Ratio of net investment income to average daily net assets applicable to common shares (before expense reduction)	3.34%[e]	2.77%	4.34%	5.18%	6.25%	7.61%[f]
Ratio of net investment income to average daily net assets applicable to common shares (net of expense reduction)	3.34%[e]	2.77%	4.35%	5.27%	6.42%	7.89%[f]
Ratio of expenses to average daily managed assets (before expense reduction)[g]	1.46%[e]	1.57%	1.40%	1.44%	1.51%	1.64%[f]
Ratio of expenses to average daily managed assets (net of expense reduction)[g]	1.46%[e]	1.57%	1.38%	1.38%	1.40%	1.48%[f]
Portfolio turnover rate	18%[d]	58%	49%	40%	48%	113%

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the Six	For the Year Ended December 31,
Preferred Shares/	Months Ended
Revolving Credit Agreement:	June 30, 2014	2013	2012	2011	2010	2009
Asset coverage ratio for revolving credit agreement	379%	336%	321%	292%[h]	291%[h]	273%[h]
Asset coverage per $1,000 for revolving credit agreement	$3,791	$3,362	$3,212	$2,919	$2,912	$2,728

a  Calculation based on average shares outstanding.

b  Includes gains resulting from class action litigation payments on securities owned in prior years. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $3.65 and the total return on an NAV basis would have been 22.23%.

c  Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund's NYSE market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

d  Not annualized.

e  Annualized.

f  Ratios do not reflect dividend payments to preferred shareholders, where applicable.

g  Average daily managed assets represent net assets applicable to common shares plus liquidation preference of preferred shares and/or the outstanding balance of the revolving credit agreement.

h  For the period June 1, 2009 through October 7, 2010, the Fund utilized temporary relief from the Securities and Exchange Commission permitting the Fund to maintain 200% asset coverage. The decrease in asset coverage below 300% as of December 31, 2011 and December 31, 2010 was caused by a decrease in market value and is not deemed to be a violation of Section 18(a)(1) of the 1940 Act.

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Infrastructure Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on January 8, 2004 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified closed-end management investment company. The Fund's investment objective is total return with emphasis on income.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the NYSE are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be over-the-counter, are valued at the last sale price on the valuation date as reported by sources deemed appropriate by the Board of Directors to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair market value of such securities.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the investment manager, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to

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administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

the disclosure hierarchy. There were no transfers between Level 1 and Level 2 securities as of June 30, 2014.

The following is a summary of the inputs used as of June 30, 2014 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)[a]
Common Stock	$2,675,903,090	$2,675,903,090	$—	$—
Preferred Securities—$25 Par Value—United States	103,533,314	94,156,794	9,376,520	—
Preferred Securities—$25 Par Value—Other Countries	46,314,702	46,314,702	—	—
Preferred Securities—Capital Securities—United Kingdom	67,238,528	—	64,503,711	2,734,817	[b]
Preferred Securities—Capital Securities—United States	127,851,682	—	117,683,490	10,168,192	[c]
Preferred Securities—Capital Securities—Other Countries	128,367,431	—	128,367,431	—
Corporate Bonds	34,984,174	—	34,984,174	—
Money Market Funds	16,400,000	—	16,400,000	—
Total Investments[d]	$3,200,592,921	$2,816,374,586	$371,315,326	$12,903,009

a  Certain of the Fund's investments are categorized as Level 3 and were valued utilizing third party pricing information without adjustment. Such valuations are based on significant unobservable inputs. A change in the significant unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

b  Valued utilizing independent broker quotes.

c  Valued by a pricing service which utilized independent broker quotes.

d  Portfolio holdings are disclosed individually on the Schedule of Investments.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Total Investments in Securities	Common Stock— United States	Preferred Securities— Capital Securities— United Kingdom	Preferred Securities— Capital Securities— United States
Balance as of December 31, 2013	$28,363,430	$10,710,400	$7,750,674	$9,902,356
Purchases		6,684,066	—	6,684,066
Amortization	(57)	—	(57)	—
Change in unrealized appreciation (depreciation)	5,114,234	3,158,400	1,689,998	265,836
Transfers out of Level 3[a]	(27,258,664)	(13,868,800)	(13,389,864)	—
Balance as of June 30, 2014	$12,903,009	$—	$2,734,817	$10,168,192

The change in unrealized appreciation (depreciation) attributable to securities owned on June 30, 2014 which were valued using significant unobservable inputs (Level 3) amounted to $257,132.

a  As of December 31, 2013, the Fund used significant unobservable inputs in determining the value of certain investments. As of June 30, 2014, the Fund used significant observable inputs and/or quoted prices in determining the value of the same investments.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Real Estate Investment Trusts (REITs) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts. Distributions from Master Limited Partnerships (MLPs) are recorded as income and return of capital based on information reported by the MLPs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the MLPs and actual amounts may differ from the estimated amounts.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency exchange contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund's Reinvestment Plan, unless the shareholder has elected to have them paid in cash.

Distributions paid by the Fund are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2014, the investment manager considers it likely that a portion of the distributions will be reclassified to distributions from net realized gains upon the final determination of the Fund's taxable income after December 31, 2014, the Fund's fiscal year end.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund's tax positions

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

taken on federal income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2014, no additional provisions for income tax are required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates

Investment Management Fees: The investment manager serves as the Fund's investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment manager receives a fee, accrued daily and paid monthly, at the annual rate of 0.85% of the average daily managed assets of the Fund. Managed assets are equal to the net assets of the common shares plus the amount of any borrowings, used for leverage, outstanding.

Under subadvisory agreements between the investment manager and each of Cohen & Steers Asia Limited and Cohen & Steers UK Limited (collectively, the subadvisors), affiliates of the investment manager, the subadvisors are responsible for managing the Fund's investments in certain non-U.S. real estate securities. For their services provided under the subadvisory agreements, the investment manager (not the Fund) pays the subadvisors. The investment manager allocates 50% of the investment management fee received from the Fund among itself and each subadvisor based on the portion of the Fund's average daily managed assets managed by the investment manager and each subadvisor.

Administration Fees: The Fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.06% of the average daily managed assets of the Fund up to $1 billion, 0.04% of the average daily managed assets of the Fund in excess of $1 billion and up to $1.5 billion and 0.02% of the average daily managed assets of the Fund in excess of $1.5 billion. For the six months ended June 30, 2014, the Fund incurred $547,037 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment manager. The Fund does not pay compensation to directors and officers affiliated with the investment manager except for the Chief Compliance Officer, who received compensation from the investment manager, which was reimbursed by the Fund, in the amount of $17,246 for the six months ended June 30, 2014.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2014, totaled $532,478,820 and $567,937,621, respectively.

Note 4. Income Tax Information

As of June 30, 2014, the federal tax cost and net unrealized appreciation and depreciation in value of securities held were as follows:

Cost for federal income tax purposes	$2,312,541,790
Gross unrealized appreciation	$894,766,439
Gross unrealized depreciation	(6,715,308)
Net unrealized appreciation	$888,051,131

As of December 31, 2013, the Fund had a net short-term capital loss carryforward of $73,858,833, which may be used to offset future capital gains. These losses will expire on December 31, 2016. All of the net capital loss carryforward was acquired from the Fund's merger with Cohen & Steers REIT and Utility Income Fund, Inc. Federal tax rules limit the Fund's use of these capital loss carryforwards. It is possible that all or portion of these losses will not be able to be utilized prior to their expiration.

Note 5. Capital Stock

The Fund is authorized to issue 300 million shares of common stock at a par value of $0.001 per share.

During the six months ended June 30, 2014 and the year ended December 31, 2013, the Fund did not issue any shares of common stock for the reinvestment of dividends.

On December 10, 2013, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management's discretion and subject to market conditions and investment considerations, of up to 10% of the Fund's common shares outstanding (Share Repurchase Program) from January 1, 2014 through the fiscal year ended December 31, 2014.

During the six months ended June 30, 2014, the Fund did not effect any repurchases. During the year ended December 31, 2013, the Fund repurchased 279,855 Treasury shares of its common stock at an average price of $20.26 per share (including brokerage commissions) at a weighted average discount of 12.9%. These repurchases, which had a total cost of $5,669,112, resulted in an increase of $0.01 to the Fund's net asset value per share.

Note 6. Borrowings

The Fund has entered into an amended and restated credit agreement (the credit agreement) with BNP Paribas Prime Brokerage International, Ltd. (BNPP) in which the Fund began paying a monthly financing charge based on a combination of LIBOR-based variable and fixed rates. The commitment

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

amount of the credit agreement is $850,000,000. The Fund also pays a fee of 0.55% per annum on the unused portion of the credit agreement. BNPP may not change certain terms of the credit agreement except upon 360 days' notice; however, if the Fund exceeds certain net asset value triggers, BNPP may make such changes upon 60 days' notice to the Fund. Also, if the Fund violates certain other conditions, the credit agreement may be terminated. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding (or more depending on the terms of the credit agreement) and has granted a security interest in the securities pledged to, and in favor of, BNPP as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, necessitating the sale of portfolio securities at potentially inopportune times. The credit agreement also permits, subject to certain conditions, BNPP to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPP on demand. If BNPP fails to deliver the recalled security in a timely manner, the Fund will be compensated by BNPP for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by BNPP, the Fund, upon notice to BNPP, may reduce the loan balance outstanding by the amount of the recalled security failed to be returned. The Fund will receive a portion of the fees earned by BNPP in connection with the rehypothecation of portfolio securities.

As of June 30, 2014, the Fund had outstanding borrowings of $850,000,000. During the six months ended June 30, 2014, the Fund borrowed an average daily balance of $850,000,000 at a weighted average borrowing cost of 1.9%. As of June 30, 2014, the aggregate value of rehypothecated securities, which are reflected as part of investments in securities on the Statement of Assets and Liabilities, was $777,216,485. The value of the outstanding borrowings under the credit agreement exceeded the value of the rehypothecated securities at June 30, 2014. During the six months ended June 30, 2014, the Fund earned $85,018 in fees from rehypothecated securities.

Note 7. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 8. Subsequent Events

Management has evaluated events and transactions occurring after June 30, 2014 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

PROXY RESULTS (Unaudited)

Cohen & Steers Infrastructure Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 24, 2014. The description of each proposal and number of shares voted are as follows:

Common Shares

	Shares Voted For	Authority Withheld
To elect Directors:
Bonnie Cohen	75,991,216.111	2,112,498.099
Michael Clark	76,282,180.310	1,821,533.900
Richard E. Kroon	76,138,021.300	1,965,692.910

COHEN & STEERS INFRASTRUCTURE FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(periods ended June 30, 2014) (Unaudited)

Based on Net Asset Value				Based on Market Value
One Year	Five Years	Ten Years	Since Inception (03/30/04)	One Year	Five Years	Ten Years	Since Inception (03/30/04)
39.87%	24.13%	12.71%	12.32%	38.63%	24.03%	12.85%	10.48%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage from utilization of borrowings under a credit agreement and/or from the issuance of preferred shares. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. During certain periods presented above, the investment manager waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan.

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission's (the SEC) website at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's net investment company taxable income and realized gains are a return of capital distributed from the Fund's assets. To the extent this occurs, the Fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund's total assets

COHEN & STEERS INFRASTRUCTURE FUND, INC.

and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Notice is hereby given in accordance with Rule 23c-1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.

Changes to the Board of Directors

Effective June 30, 2014, Martin Cohen ceased being a Director and officer of the Fund. The Board of Directors has elected Joseph M. Harvey as a Director of the Fund to serve out Mr. Cohen's remaining term, which expires at the 2016 Annual Meeting of Stockholders and when his successor is elected and qualifies.

APPROVAL OF INVESTMENT MANAGEMENT AND SUBADVISORY AGREEMENTS

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund's investment management and subadvisory agreements (the Management Agreements), or interested persons of any such party (Independent Directors), has the responsibility under the 1940 Act to approve the Fund's Management Agreements for their initial two year terms and their continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. At a telephonic meeting of the Board of Directors held on June 11, 2014 and at a meeting held in person on June 17, 2014, the Management Agreements were discussed and were unanimously continued for a term ending June 30, 2015 by the Fund's Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meeting and executive session.

In considering whether to continue the Management Agreements, the Board of Directors reviewed materials provided by the Fund's investment manager (the Investment Manager) and Fund counsel which included, among other things, fee, expense and performance information compared to peer funds (Peer Funds) and performance comparisons to a larger category universe, prepared by an independent data provider; summary information prepared by the Investment Manager; and a memorandum outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment management personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Manager throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund's objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Manager and the Subadvisors: The Board of Directors reviewed the services that the Investment Manager and sub-investment advisors (the Subadvisors) provide to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, and, for the Investment Manager, generally managing the Fund's investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions that were being done on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Manager and the Subadvisors to its other funds, including those that have investment objectives and strategies similar to the Fund. The Board of Directors next considered the education,

COHEN & STEERS INFRASTRUCTURE FUND, INC.

background and experience of the Investment Manager's and Subadvisors' personnel, noting particularly that the favorable history and reputation of the portfolio managers for the Fund has had, and would likely continue to have, a favorable impact on the Fund. The Board of Directors further noted the Investment Manager's and Subadvisors' ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Manager, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Manager and the Subadvisors are adequate and appropriate.

(ii) Investment performance of the Fund and the Investment Manager: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant benchmark. The Fund changed its investment strategies and benchmark effective January 1, 2010. For comparative purposes, the old benchmark is used for the period it was in place and the new benchmark is used since the date of the change. The Board of Directors noted that the Fund outperformed the median of the Peer Funds for the one-, three-, five- and ten-year periods ended March 31, 2014, ranking first in the group across all time periods. The Board of Directors noted that the Fund outperformed its benchmark for the one-, three-, five- and ten-year periods ended March 31, 2014. The Board of Directors engaged in discussions with the Investment Manager regarding the contributors to and detractors from the Fund's performance during the periods, as well as the impact of leverage on the Fund's performance. The Board of Directors also considered supplemental information provided by the Investment Manager, including a narrative summary of various factors affecting performance, and the Investment Manager's performance in managing other infrastructure funds. The Board considered that since the Fund changed its investment strategies and benchmark on January 1, 2010, performance has improved.

(iii) Cost of the services to be provided and profits to be realized by the Investment Manager from the relationship with the Fund: Next, the Board of Directors considered the advisory fees and administrative fees payable by the Fund, as well as total expense ratios. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors considered that the Fund's actual management fees, at both the managed and common asset levels, were lower than the medians of the Peer Funds. The Board of Directors noted that the Fund's contractual management fee at the managed asset levels was lower than the median of the Peer Funds. The Board of Directors also noted that the Fund's net expense ratios at managed and common asset levels, including investment related expenses, were higher than the medians of the Peer Funds, ranking the Fund three out of four and four out of four funds, respectively. The Board of Directors also noted that the Fund's net expense ratios at managed and common asset levels, excluding investment related expenses, were lower than the medians of the Peer Funds, ranking the Fund one out of four funds for each. The Board of Directors then considered the administrative services provided by the Investment Manager, including compliance and accounting services. The Board of Directors concluded that the Fund's current expense structure was satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Manager of its relationship with the Fund. The Board of Directors considered the level of the Investment Manager's profits and whether the profits were reasonable for the Investment Manager. Because the Subadvisors are paid by the Investment Manager and not by the Fund and are affiliates of the Investment

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Manager, and the Board of Directors considered the profitability of the Investment Manager as a whole, the Board of Directors did not consider the Subadvisors' separate profitability to be relevant to their considerations. The Board of Directors took into consideration other benefits to be derived by the Investment Manager in connection with the Investment Management Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Manager receives by allocating the Fund's brokerage transactions. The Board of Directors also considered the fees received by the Investment Manager under the administration agreement, and noted the significant services received, such as compliance, accounting and operational services and furnishing office space and facilities for the Fund, and providing persons satisfactory to the Board of Directors to serve as officers of the Fund, and that these services were beneficial to the Fund. The Board of Directors concluded that the profits realized by the Investment Manager from its relationship with the Fund were reasonable and consistent with the Investment Manager's fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board of Directors determined that, given the Fund's closed-end structure, there were no significant economies of scale that were not being shared with shareholders.

(v) Comparison of services to be rendered and fees to be paid to those under other investment management contracts, such as contracts of the same and other investment advisers or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Management Agreements to those under other investment management contracts of other investment advisers managing Peer Funds. The Board of Directors also compared the services rendered, fees paid and profitability under the Management Agreements to those under the Investment Manager's other fund management agreements and advisory contracts with institutional and other clients with similar investment mandates. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Manager in developing and managing the Fund that the Investment Manager does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board of Directors determined that on a comparative basis the fees under the Management Agreements were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Management Agreements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies—	No	We don't share
For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For our affiliates to market to you—	No	We don't share
For non-affiliates to market to you—	No	We don't share

Questions?  Call 800-330-7348

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?

Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open- and Closed-End Funds (collectively, Cohen & Steers).

What we do
How does Cohen & Steers protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX*, CSFCX, CSSPX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS REAL ESTATE SECURITIES FUND
(FORMERLY KNOWN AS "COHEN & STEERS
REALTY INCOME FUND")

  •  Designed for investors seeking total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX*, CSCIX, CSDIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX*, CSUCX, CSUIX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS
MLP & ENERGY OPPORTUNITY FUND

  •  Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

  •  Symbols: MLOAX, MLOCX, MLOIX, MLOZX

COHEN & STEERS
ACTIVE COMMODITIES STRATEGY FUND

  •  Designed for investors seeking total return, investing primarily in a diversified portfolio of exchange-traded commodity future contracts and other commodity-related derivative instruments

  •  Symbols: CDFAX, CDFCX, CDFIX, CDFZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

*  Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Co-Chairman

Martin Cohen
Director and Co-Chairman

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and Chief Executive Officer

Joseph M. Harvey
Vice President

Robert S. Becker
Vice President

William F. Scapell
Vice President

Yigal D. Jhirad
Vice President

Francis C. Poli
Secretary

James Giallanza
Treasurer and Chief Financial Officer

Lisa D. Phelan
Chief Compliance Officer

Tina M. Payne
Assistant Secretary

Neil Bloom
Assistant Treasurer

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Computershare
480 Washington Boulevard
Jersey City, NJ 07310
(866) 227-0757

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

New York Stock Exchange Symbol: UTF

Website: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

COHEN & STEERS

INFRASTRUCTURE FUND

280 PARK AVENUE

NEW YORK, NY 10017

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UTFSAR

Semiannual Report June 30, 2014

Cohen & Steers Infrastructure Fund

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: September 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date: September 5, 2014